Exhibit 24.2

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint MAREE E. ROBERTSON AND KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2024, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on February 11, 2024.

/s/ Richard C. Adkerson
Richard C. Adkerson

POWER OF ATTORNEY

    BE IT KNOWN: That the undersigned, in her capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint KATHLEEN L. QUIRK her true and lawful attorney-in-fact with power to execute, deliver and file, for and on behalf of her, in her name and in her capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2024, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on February 11, 2024.

/s/ Maree E. Robertson
Maree E. Robertson

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in her capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint KATHLEEN L. QUIRK AND MAREE E. ROBERTSON, and each of them acting individually, her true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of her, in her name and in her capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2024, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on February 11, 2024.

/s/ Ellie L. Mikes
Ellie L. Mikes

POWER OF ATTORNEY

    BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint KATHLEEN L. QUIRK AND MAREE E. ROBERTSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2024, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on February 11, 2024.

/s/ Dustan E. McCoy
Dustan E. McCoy

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in her capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint KATHLEEN L. QUIRK AND MAREE E. ROBERTSON, and each of them acting individually, her true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of her, in her name and in her capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2024, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on February 11, 2024.

/s/ Lydia H. Kennard
Lydia H. Kennard

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in her capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint KATHLEEN L. QUIRK AND MAREE E. ROBERTSON, and each of them acting individually, her true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of her, in her name and in her capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2024, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on February 11, 2024.

/s/ Frances Fragos Townsend
Frances Fragos Townsend

POWER OF ATTORNEY

    BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint KATHLEEN L. QUIRK AND MAREE E. ROBERTSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2024, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on February 11, 2024.

/s/ John J. Stephens
John J. Stephens

POWER OF ATTORNEY

    BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint KATHLEEN L. QUIRK AND MAREE E. ROBERTSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2024, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on February 11, 2024.

/s/ David P. Abney
David P. Abney

POWER OF ATTORNEY

    BE IT KNOWN: That the undersigned, in her capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint KATHLEEN L. QUIRK AND MAREE E. ROBERTSON, and each of them acting individually, her true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of her, in her name and in her capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2024, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on February 11, 2024.

/s/ Marcela E. Donadio
Marcela E. Donadio

POWER OF ATTORNEY

    BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint KATHLEEN L. QUIRK AND MAREE E. ROBERTSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2024, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on February 11, 2024.

/s/ Robert W. Dudley
Robert W. Dudley

POWER OF ATTORNEY

    BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint KATHLEEN L. QUIRK AND MAREE E. ROBERTSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2024, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on February 11, 2024.

/s/ Ryan M. Lance
Ryan M. Lance

POWER OF ATTORNEY

    BE IT KNOWN: That the undersigned, in her capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint KATHLEEN L. QUIRK AND MAREE E. ROBERTSON, and each of them acting individually, her true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of her, in her name and in her capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2024, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on February 11, 2024.

/s/ Sara Grootwassink Lewis
Sara Grootwassink Lewis

POWER OF ATTORNEY

    BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint KATHLEEN L. QUIRK AND MAREE E. ROBERTSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2024, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on February 11, 2024.

/s/ Hugh Grant
Hugh Grant

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in her capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint MAREE E. ROBERTSON her true and lawful attorney-in-fact with power to execute, deliver and file, for and on behalf of her, in her name and in her capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2024, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on February 11, 2024.

/s/ Kathleen L. Quirk
Kathleen L. Quirk